SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                       (Date of earliest event reported):

                                  May 11, 2000
                               ------------------

                         THERMO INSTRUMENT SYSTEMS INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                             1-9786                           04-2925809
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(State or Other Jurisdiction     (Commission File               (I.R.S. Employer
      of Incorporation)               Number)                Identification No.)



81 Wyman Street, P.O. Box 9046
Waltham, MA                                                           02454-9046
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (781) 622-1000

         This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermo Instrument Systems Inc.'s annual report on Form 10-K for the year ended January 1, 2000. These include risks and uncertainties relating to: the Registrant's growth, acquisition strategy, product development and technological change, competition, protection of intellectual property rights, international operations, possible changes in governmental regulations, capital spending and government funding policies, and the Registrant's cash management arrangement with Thermo Electron Corporation.

Item 5.  Other Events
         ------------

         On May 12, 2000, the Registrant issued two press releases, attached hereto as Exhibits 99.1 and 99.2, regarding the completion of its previously announced mergers with its Thermo Optek Corporation and ThermoQuest Corporation subsidiaries, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)       Financial Statements of Business Acquired: not applicable

         (b)      Pro Forma Financial Information: not applicable

         (c)      Exhibits:

                  99.1 - Press Release dated May 12, 2000

                  99.2 - Press Release dated May 12, 2000


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 12th day of May, 2000.



                                              THERMO INSTRUMENT SYSTEMS INC.



                                               By: /s/ Theo Melas-Kyriazi
                                                  ------------------------
                                                  Theo Melas-Kyriazi
                                                  Chief Financial Officer






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                                                                    Exhibit 99.1
Investor Contact: 781-622-1111
Media Contact: 781-622-1252

                  THERMO INSTRUMENT TAKES THERMO OPTEK PRIVATE

WALTHAM, Mass., May 12, 2000 - Thermo Instrument Systems Inc. (ASE-THI), a Thermo Electron company, announced today that it has completed a short-form merger with its Thermo Optek Corporation subsidiary. Thermo Optek will file promptly to terminate the registration of its common stock under the Securities Exchange Act of 1934, eliminating its obligation to file periodic financial and other information with the Securities and Exchange Commission. Starting today, Thermo Optek's common stock will no longer be listed on the American Stock Exchange.

         Thermo Optek shareholders will receive $15.00 per share in the short-form merger. Thermo Optek's transfer agent, American Stock Transfer & Trust Company, will forward to the company's shareholders detailed instructions regarding how to surrender their stock certificates in order to receive the $15.00 per share cash merger consideration. Thermo Optek shareholders should not submit their stock certificates to the transfer agent until they have received these materials. Options to purchase Thermo Optek common stock that were outstanding at the time of the merger, and that have not been cashed out at the election of the holders of such options, have been assumed by Thermo Electron and converted into options to purchase Thermo Electron common stock.

         Thermo Optek's 5% convertible subordinated debentures due October 15, 2000, are now convertible into the same consideration that the minority shareholders of Thermo Optek common stock will receive in the merger, or $15.00 per share in cash. Holders of the debentures therefore have the right to convert their debentures at the existing conversion price ($13.9446 per share) into $15.00 per share in cash, instead of into the actual shares of Thermo Optek common stock that they would have received had they converted prior to the merger.

         Thermo Instrument Systems Inc. is a global technology company serving multiple markets, including the life sciences, telecommunications, food and beverage, chemical, and oil and gas industries, with instrumentation, information-management software, and worldwide service for a range of applications. Our products help scientists make the discoveries that will fight disease and prolong life. They increase the speed and quality of communications, provide knowledge about the quality of materials used in manufacturing, improve the manufacturing process, and protect the environment. More information is available on the Internet at http://www.thermo.com/subsid/thi1.html.

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


                                                                    Exhibit 99.2

Investor Contact: 781-622-1111
Media Contact: 781-622-1252

                   THERMO INSTRUMENT TAKES THERMOQUEST PRIVATE

WALTHAM, Mass., May 12, 2000 - Thermo Instrument Systems Inc. (ASE-THI), a Thermo Electron company, announced today that it has completed a short-form merger with its ThermoQuest Corporation subsidiary. ThermoQuest will file promptly to terminate the registration of its common stock under the Securities Exchange Act of 1934, eliminating its obligation to file periodic financial and other information with the Securities and Exchange Commission. Starting today, ThermoQuest's common stock will no longer be listed on the American Stock Exchange.

         ThermoQuest shareholders will receive $17.00 per share in the short-form merger. ThermoQuest's transfer agent, American Stock Transfer & Trust Company, will forward to the company's shareholders detailed instructions regarding how to surrender their stock certificates in order to receive the $17.00 per share cash merger consideration. ThermoQuest shareholders should not submit their stock certificates to the transfer agent until they have received these materials. Options to purchase ThermoQuest common stock that were outstanding at the time of the merger, and that have not been cashed out at the election of the holders of such options, have been assumed by Thermo Electron and converted into options to purchase Thermo Electron common stock.

         ThermoQuest's 5% convertible subordinated debentures due August 15, 2000, are now convertible into the same consideration that the minority shareholders of ThermoQuest common stock will receive in the merger, or $17.00 per share in cash. Holders of the debentures therefore have the right to convert their debentures at the existing conversion price ($16.50 per share) into $17.00 per share in cash, instead of into the actual shares of ThermoQuest common stock that they would have received had they converted prior to the merger.

         Thermo Instrument Systems Inc. is a global technology company serving multiple markets, including the life sciences, telecommunications, food and beverage, chemical, and oil and gas industries, with instrumentation, information-management software, and worldwide service for a range of applications. Our products help scientists make the discoveries that will fight disease and prolong life. They increase the speed and quality of communications, provide knowledge about the quality of materials used in manufacturing, improve the manufacturing process, and protect the environment. More information is available on the Internet at http://www.thermo.com/subsid/thi1.html.


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